Exhibit 99.2
EXXON MOBIL CORPORATION

1Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	1Q05	4Q04	3Q04	2Q04	1Q04
Upstream
United States	1,353	1,384	1,173	1,237	1,154
Non-U.S.	3,701	3,503	2,756	2,609	2,859
Total	5,054	4,887	3,929	3,846	4,013
Downstream
United States	645	876	11	907	392
Non-U.S.	808	1,468	840	600	612
Total	1,453	2,344	851	1,507	1,004
Chemical
United States	492	425	329	148	118
Non-U.S.	940	823	680	459	446
Total	1,432	1,248	1,009	607	564

Corporate and financing	(79)	(59)	(109)	(170)	(141)
Net income (U.S. GAAP)	7,860	8,420	5,680	5,790	5,440
Net income per common share (U.S. GAAP)	1.23	1.31	0.88	0.89	0.83
Net income per common share
- assuming dilution (U.S. GAAP)	1.22	1.30	0.88	0.88	0.83

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	(550)	0	0
Non-U.S.	310	0	0	0	0
Total	310	0	(550)	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	150	0	0	0	0
Total	150	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	460	0	(550)	0	0

Earnings Excluding Special Items $M
Upstream
United States	1,353	1,384	1,173	1,237	1,154
Non-U.S.	3,701	3,503	2,756	2,609	2,859
Total	5,054	4,887	3,929	3,846	4,013
Downstream
United States	645	876	561	907	392
Non-U.S.	498	1,468	840	600	612
Total	1,143	2,344	1,401	1,507	1,004
Chemical
United States	492	425	329	148	118
Non-U.S.	790	823	680	459	446
Total	1,282	1,248	1,009	607	564

Corporate and financing	(79)	(59)	(109)	(170)	(141)
Corporate total	7,400	8,420	6,230	5,790	5,440
EPS excluding Special Items - assuming dilution	1.15	1.30	0.96	0.88	0.83

EXXON MOBIL CORPORATION

1Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	1Q05	4Q04	3Q04	2Q04	1Q04
natural gas liquids, kbd
United States	542	534	522	576	598
Canada	358	357	339	356	369
Europe	575	564	554	608	607
Asia Pacific	174	189	204	198	216
Africa	596	612	588	542	543
Other Non-U.S.	298	309	298	301	302
Total liquids production	2,543	2,565	2,505	2,581	2,635

Natural gas production available for sale, mcfd
United States	1,881	1,810	1,918	1,987	2,076
Canada	923	951	954	974	1,009
Europe	5,751	5,370	3,302	3,756	6,034
Asia Pacific	1,312	1,382	1,516	1,590	1,591
Other Non-U.S.	886	917	798	754	778
Total natural gas production available for sale	10,753	10,430	8,488	9,061	11,488

Total worldwide liquids and gas production, koebd	4,335	4,303	3,920	4,091	4,550

Refinery throughput, kbd
United States	1,860	1,881	1,885	1,854	1,781
Canada	481	470	481	441	478
Europe	1,566	1,701	1,663	1,671	1,616
Asia Pacific	1,533	1,491	1,473	1,314	1,412
Other Non-U.S.	309	309	307	309	309
Total refinery throughput	5,749	5,852	5,809	5,589	5,596

Petroleum product sales, kbd
United States	2,870	2,993	2,869	2,865	2,758
Canada	620	643	619	584	615
Europe	2,055	2,167	2,156	2,106	2,128
Asia Pacific	1,844	1,751	1,695	1,585	1,725
Other Non-U.S.	840	892	903	883	900
Total petroleum product sales	8,229	8,446	8,242	8,023	8,126

Gasolines, naphthas	3,144	3,380	3,363	3,302	3,157
Heating oils, kerosene, diesel	2,690	2,609	2,446	2,360	2,651
Aviation fuels	691	722	731	679	659
Heavy fuels	718	693	655	649	642
Specialty products	986	1,042	1,047	1,033	1,017
Total petroleum product sales	8,229	8,446	8,242	8,023	8,126

Chemical prime product sales, kt
United States	2,838	2,871	2,922	2,925	2,803
Non-U.S.	4,100	4,078	4,195	4,005	3,989
Total chemical prime product sales	6,938	6,949	7,117	6,930	6,792

EXXON MOBIL CORPORATION

1Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	1Q05	4Q04	3Q04	2Q04	1Q04
United States
ExxonMobil
Crude ($/B)	42.76	38.85	39.39	33.80	31.20
Natural Gas ($/kCF)	6.08	6.61	5.67	5.96	5.59

Benchmarks
WTI ($/B)	49.70	48.29	43.86	38.31	35.23
ANS-WC ($/B)	44.86	42.61	41.80	37.02	34.14
Henry Hub ($/MBTU)	6.27	7.07	5.75	6.00	5.69

Non-U.S.
ExxonMobil
Crude ($/B)	42.57	39.66	39.37	33.68	30.54
Natural Gas ($/kCF)	5.47	5.13	4.19	4.01	4.42
European NG ($/kCF)	5.88	5.33	4.24	4.01	4.56

Benchmarks
Brent ($/B)	47.50	43.99	41.54	35.36	31.95

Capital and Exploration Expenditures, $M
Upstream
United States	441	520	483	464	455
Non-U.S.	2,371	2,774	2,394	2,376	2,249
Total	2,812	3,294	2,877	2,840	2,704
Downstream
United States	148	175	202	196	202
Non-U.S.	304	496	398	428	308
Total	452	671	600	624	510
Chemical
United States	55	79	68	64	51
Non-U.S.	93	177	86	84	81
Total	148	256	154	148	132
Other	5	12	3	5	55

Total Capital and Exploration Expenditures	3,417	4,233	3,634	3,617	3,401

Exploration Expense Charged to Income, $M
Consolidated - United States	21	41	66	46	39
- Non-U.S.	147	268	328	164	131
Non-consolidated - ExxonMobil share - United States	0	9	0	0	0
- Non-U.S.	5	16	7	0	4
Total Exploration Expense Charged to Income	173	334	401	210	174

Effective Income Tax Rate, %	41.3%	37.9%	41.9%	40.5%	41.8%

Common Shares Outstanding (millions)
At quarter end	6,366	6,401	6,451	6,506	6,540
Average - assuming dilution	6,421	6,461	6,508	6,547	6,582

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	13.0	12.4	9.4	8.7	10.1
Sales of subsidiaries, investments and PP&E	1.8	0.7	0.6	0.9	0.5
Cash flows from operations and asset sales	14.8	13.1	10.0	9.6	10.6

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the first quarter of 2005. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

1Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 1Q05 vs. 1Q04

$M
6000
5000
4000
3000
2000
1000
0
4,013
1,680
(590)
(50)
5,054
1Q04
Realization
Vol/Mix
Other
1Q05

Upstream 1Q05 vs. 4Q04

$M
6000
5000
4000
3000
2000
1000
0
4,887
290
(90)
(30)
5,054
4Q04
Realization
Vol/Mix
Other
1Q05

$M	1Q04	1Q05	1Q05 vs. 1Q04	4Q04	1Q05	1Q05 vs. 4Q04
U.S.	1,154	1,353	+199	1,384	1,353	-31
Non-U.S.	2,859	3,701	+842	3,503	3,701	+198
Total	4,013	5,054	+1,041	4,887	5,054	+167

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

1Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 1Q05 vs. 1Q04
$M
3000
2500
2000
1500
1000
500
0
1,004
280
140
(280)
1,143
1Q04
Margin
Vol/Mix
Other
1Q05

Downstream 1Q05 vs. 4Q04
$M
3000
2500
2000
1500
1000
500
0
2,344
(660)
(220)
(320)
1,143
4Q04
Margin
Vol/Mix
Other
1Q05

$M	1Q04	1Q05	1Q05 vs. 1Q04	4Q04	1Q05	1Q05 vs. 4Q04
U.S.	392	645	+253	876	645	-231
Non-U.S.	612	498	-114	1,468	498	-970
Total	1,004	1,143	+139	2,344	1,143	-1,201

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

1Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 1Q05 vs. 1Q04
$M
1500
1000
500
0
564
740
(20)
1,282
1Q04
Margin
Vol/Mix
Other
1Q05

Chemical 1Q05 vs. 4Q04
$M
1500
1000
500
0
1,248
60
(10)
(20)
1,282
4Q04
Margin
Vol/Mix
Other
1Q05

$M	1Q04	1Q05	1Q05 vs. 1Q04	4Q04	1Q05	1Q05 vs. 4Q04
U.S.	118	492	+374	425	492	+67
Non-U.S.	446	790	+344	823	790	-33
Total	564	1,282	+718	1,248	1,282	+34

Note: Earnings exclude special items

ExxonMobil